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                                                                       EXHIBIT 1
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                                                          [Arthur Andersen Logo]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 8, 2001 included in this Form 11-K, into ITC/\DeltaCom, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 333-62773 and 333-49034 covering the ITC/\DeltaCom, Inc. Employee Profit Sharing and 401(k) Plan.


/s/ Arthur Andersen LLP

Atlanta, Georgia
June 28, 2001